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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 2, 2007

                              HUBBELL INCORPORATED
             (Exact name of registrant as specified in its charter)

          CONNECTICUT                     1-2958                  06-0397030
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

584 Derby Milford Road, Orange, Connecticut                       06477-4024
  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (203) 799-4100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On May 1, 2007, in connection with its previously announced stock repurchase program, Hubbell Incorporated ("Hubbell") established a prearranged repurchase plan (the "10b5-1 Plan") to repurchase Class B common stock, intended to comply with the requirements of Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended.

In February 2006, Hubbell announced that its Board of Directors had authorized the purchase of up to $100 million of Hubbell's Class A and Class B common stock over a three year period, under which it has purchased 369,058 Class A shares and 1,361,065 Class B shares, at a cost of approximately $81.7 million, as of April 30, 2007. In its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, Hubbell announced prearranged repurchase plans to purchase up to 750,000 shares of Hubbell's Class A common stock and up to 750,000 shares of Class B common stock during the period August 4, 2006 through August 3, 2007. Hubbell has purchased all 750,000 shares of Class B common stock authorized, and will continue to purchase Class A shares, under the prior plan relating to the Class A common stock, under which it has purchased 261,982 shares of Class A common stock, as of April 30, 2007. In February 2007, the Board authorized a new repurchase program of up to an additional $200 million of Class A and Class B common stock over a two year period.

The 10b5-1 Plan will facilitate the ongoing repurchase of Hubbell Class B common stock under the repurchase program by permitting Hubbell to repurchase its shares during times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. Pursuant to the 10b5-1 Plan, a broker selected by Hubbell will have the authority to repurchase, without further direction from Hubbell, up to 1,500,000 shares of Hubbell's Class B common stock during the period commencing on May 1, 2007 and expiring on November 1, 2007, subject to conditions specified in the 10b5-1 Plan and unless earlier terminated. There is no guarantee as to the number of shares that will be repurchased under the plan, and Hubbell may terminate the plan at any time. Depending upon market conditions, Hubbell also expects to continue to conduct discretionary repurchases in privately negotiated transactions during its normal trading windows.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HUBBELL INCORPORATED
                                            (Registrant)

Date: May 2, 2007


                                        /s/ Richard W. Davies
                                        ----------------------------------------
                                        (Signature)
                                        Name: Richard W. Davies
                                        Title: Vice President, General Counsel
                                               and Secretary